UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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UAP HOLDING CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 26, 2007

Dear Stockholders:

It is my pleasure to invite you to the webcast of UAP Holding Corp.’s Annual Meeting of Stockholders. We will hold this meeting on Thursday, July 26, 2007, at 2:00 p.m. Mountain Time via the Internet at www.uap.com. At this meeting, your votes will be tabulated on the election of two Directors, the ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm, and the ratification of our 2007 Long-Term Incentive Plan.

Enclosed you will find a notice of Annual Meeting and Proxy Statement that contains further information about the agenda items and the meeting, a copy of our fiscal 2007 Annual Report on Form 10-K, and a proxy card.

Your vote is important to us and our business. I encourage you to sign and return the proxy card in order for your shares to be represented and voted at the meeting.

Sincerely,

/s/ L. KENNETH CORDELL
Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 26, 2007

To the holders of UAP Holding Corp. common stock:

The Annual Meeting of the Stockholders of UAP Holding Corp. will be held on Thursday, July 26, 2007, at 2:00 p.m. Mountain Time via the Internet at www.uap.com. The purposes of the meeting are to:

1.	Elect two Directors to serve until the Annual Meeting of Stockholders in 2010;

2.	The ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for fiscal 2008;

3.	The ratification of the UAP Holding Corp. 2007 Long-Term Incentive Plan; and

4.	Transact such other business as may properly come before the meeting and any postponements or adjournment thereof.

Only stockholders of record of UAP Holding Corp. as of the close of business on June 22, 2007, are entitled to vote. You are cordially invited to listen to the meeting via webcast. If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares during the meeting, you must obtain a proxy issued in your name from such broker, bank, or other nominee and mark, date, sign, and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.

IMPORTANT

We urge you to mark, date, sign, and return the enclosed proxy at your earliest convenience. This will ensure the presence of a quorum for the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose.

By Order of the Board of Directors

/s/ TODD A. SUKO
Todd A. Suko
Vice President, General Counsel and Secretary

June 26, 2007

7251 West 4th Street

Greeley, Colorado 80634

PROXY STATEMENT FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of UAP Holding Corp. of proxies to be voted by our Annual Meeting of Stockholders, to be held on Thursday, July 26, 2007, via the Internet at www.uap.com, and at any meeting following postponement or adjournment of such annual meeting (the “Annual Meeting”).

Unless the context requires otherwise, references in this statement to “UAP,” the “Company,” “we,” “us,” or “our” refer to UAP Holding Corp. and its consolidated subsidiaries. We operate on a 52- or 53-week year. Our fiscal year 2007 ended on February 25, 2007, and contained 52 weeks. Fiscal years are identified in this Proxy Statement according to the calendar year in which they ended. For example, the fiscal year ended February 25, 2007, is referred to as “fiscal 2007.”

You are invited join the meeting, which will be held as an audio only webcast via the Internet at www.uap.com, beginning at 2:00 p.m. Mountain Time. If you plan to vote your shares which are held in “street name” – which means in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank, or other nominee and mark, date, sign, and return the proxy by 5:00 p.m. Mountain Time on July 25, 2007 in order to ensure your representation at the meeting.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended February 25, 2007 (the “2007 Annual Report”), along with the proxy card and voting instructions, are being mailed to stockholders on or about June 29, 2007.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” the voting form provided by the broker, bank, or other nominee. A returned signed proxy card without an indication of how your shares should be voted will be voted FOR the election of Directors, FOR the ratification of the Deloitte & Touche LLP as our Independent Registered Public Accounting Firm, and FOR the UAP Holding Corp. 2007 Long-Term Incentive Plan, each as described in the Proxy.

Our corporate by-laws define a quorum as a majority of the issued and outstanding voting stock present in person or represented by proxy. They do not allow for cumulative voting. The two nominees who receive the most votes will be elected. A simple majority of votes by proxy is required to ratify the appointment of the Independent Registered Public Accounting Firm. A simple majority of votes by proxy is required to ratify the UAP Holding Corp. 2007 Long-Term Incentive Plan. Abstentions and broker non-votes will be counted as present and entitled to be voted for purposes of determining whether a quorum is present. Abstentions will be counted as a vote against the proposal. Broker non-votes will not be counted as a vote for or against the proposal.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive this proxy statement?

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of record at the close of business on June 22, 2007, and are entitled to vote at the meeting.

The proxy statement and our fiscal 2007 Annual Report, along with a proxy card and voting instructions, are being mailed to stockholders on or about June 29, 2007. The proxy statement summarizes the information you need to know to vote your shares during the Annual Meeting. You are invited to join the Annual Meeting, which will be held as an audio only webcast, and we request that you vote on the proposals described in this proxy statement. However, you do not need to join the online Annual Meeting to vote your shares.

Why are you holding the Annual Meeting through the Internet only as opposed to holding a physical Annual Meeting?

In recent years, updates in the law and the advancement of the Internet and related interactive technologies have allowed us to hold our Annual Meetings online. Holding our Annual Meeting as an online webcast rather than as a physical meeting allows stockholders who do not live near our headquarters to attend the Annual Meeting without incurring travel costs. We believe that this enables greater participation at our Annual Meetings. Moreover, holding an online meeting instead of a physical meeting enables us to control the costs associated with our Annual Meeting. Additionally, holding an online meeting allows stockholders who are unable to attend the meeting to listen to a replay, as noted below.

How can I join the Annual Meeting?

To access the live webcast of the Annual Meeting, go to the investor relations page on our website, www.uap.com, at least 20 minutes prior to the start time to register. Click on the link to the Annual Meeting audio only webcast on that page and a script will take you through the steps necessary to access the webcast. Please note that information on our website, other than our proxy statement, form of proxy, and 2007 Annual Report, is not part of the proxy soliciting materials, is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Will I be able to listen to a replay of the Annual Meeting?

We will retain an audio only replay of the meeting and will post it on our investor relations’ page at our website www.uap.com for one week after the meeting.

If the Annual Meeting is webcast only, how will I be able to ask questions during the meeting?

Stockholders may submit a question for discussion during the Annual Meeting by sending an email via the online link provided during the webcast or by faxing a question to (970) 347-1560 by 5:00 p.m. Mountain Time on Wednesday, July 25, 2007. The number of questions that we will be able to address during the meeting may be limited.

Who can vote during the Annual Meeting and what method can I use to vote?

Only stockholders of record at the close of business on June 22, 2007, will be entitled to vote during the Annual Meeting.

On the record date, there were 51,959,272 shares of common stock entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on June 22, 2007, your shares were registered directly in your name with our transfer agent, Mellon Investor Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote by proxy. To vote using the proxy card, simply mark, date, sign, and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or other nominee

If on June 22, 2007, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting during the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account by proxy by requesting and obtaining a valid proxy card from your broker, bank, or other nominee and by marking, dating, signing, and returning the proxy as promptly as possible. Follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a proxy card.

What proposals will be voted on at the Annual Meeting?

•	The election of two directors: Steven Gold and Scott Thompson;

•	The ratification of the appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for fiscal 2008; and

•	The ratification of the UAP Holding Corp. 2007 Long-Term Incentive Plan.

The Board recommends a vote FOR each of the nominees to the Board, FOR the ratification of the Deloitte & Touche LLP as our Independent Registered Public Accounting Firm, and FOR the UAP Holding Corp. 2007 Long-Term Incentive Plan.

How can I revoke my proxy?

You can revoke your proxy prior to 5:00 P.M. Eastern Time, July 25, 2007 by:

•	giving written notice of your revocation to the Office of the Secretary of the Company at 7251 W. 4th Street, Greeley, CO 80634, Attention Todd A. Suko, Secretary;

•	delivering a later-dated proxy.

Who will count the votes?

An independent representative of Mellon Investor Services will tabulate the proxies and be the independent inspector of elections to certify the results.

What is the quorum requirement?

A quorum is required to hold a valid meeting. A quorum will be present if at least a majority of the shares entitled to vote are represented by proxy at the meeting, or 25,979,636 shares.

How many votes are needed to approve each proposal?

For the election of two directors, the two directors with the most FOR votes among votes properly cast will be elected. Broker non-votes will have no effect.

For the ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for fiscal 2008, the majority of the shares represented by proxy must vote FOR the proposal. Abstentions and broker non-votes will have no effect.

For the ratification of the UAP Holding Corp. 2007 Long-Term Incentive Plan, a simple majority of votes by proxy must vote FOR the proposal. Abstentions and broker non-votes will be counted as present and entitled to be voted for purposes of determining whether a quorum is present. Abstentions will be counted as a vote against the proposal. Broker non-votes will not be counted as a vote for or against the proposal.

How much will this proxy solicitation cost?

The Company bears all of the expenses incurred in connection with the solicitation of proxies, including costs incurred by brokers, fiduciaries, and custodians in forwarding proxy materials to beneficial owners of common stock held in their name. We expect the total costs to be approximately $10,000. Promptly marking, dating, signing, and returning the proxy will save the Company the expense and effort of additional solicitation.

Does the Company have a policy about directors’ attendance at Annual Meetings?

The Company does not have a policy about directors’ attendance at Annual Meetings of Stockholders.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2008.

When are stockholder proposals due for the 2008 Annual Meeting?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Todd A. Suko, UAP Holding Corp., 7251 W. 4th Street, Greeley, CO 80634 and received by no later than February 28, 2008. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s Annual Meeting of stockholders, written notice must be received by the Company no earlier than March 28, 2008, and no later than April 27, 2008, and shall contain the information required by our by-laws. You may contact Todd A. Suko, the Company’s Secretary, at the above address for a copy of the relevant provisions of our by-laws regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL 1

ELECTION OF DIRECTORS

Our certificate of incorporation and by-laws provide that (i) our Board be divided into three classes of directors: Messrs. Cordell, Miklich and Rickertsen serve as Class I directors with a term expiring at the Annual Meeting to be held in 2008; Messrs. Birk, Ducey, and Schumann serve as Class II directors with a term expiring at the 2009 Annual Meeting; and Messrs. Gold, and Thompson serve as Class III directors with a term expiring at this year’s Annual Meeting, (ii) vacancies on the Board may be filled only by the Board, and (iii) a director elected to fill a vacancy shall hold office until the next election for the class for which such director shall have been chosen and until such director’s successor is elected and qualified. On June 19, 2007, the board appointed Mr. David R. Birk as a Class II director, filling the vacancy created by the resignation of Mr. Stan Parker. Mr. Parker resigned from our Board on June 7, 2007.

Our Board presently is composed of eight members. The two Class III directors are to be elected by stockholders at the Annual Meeting. The Board has recommended as nominees for election Steven Gold and Scott Thompson (each currently serving as a Class III director). If elected at the Annual Meeting, each of the nominees will serve until the Annual Meeting of stockholders held in 2010 and until his successor is elected and qualified, or until such director’s earlier death, resignation, or removal. Proxies cannot be voted for a greater number of persons than the two named nominees.

Directors are elected by a plurality of the votes represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee proposed by management. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Information on the Nominees for Election for Three-Year Terms Expiring at the Fiscal 2010 Annual Meeting of Stockholders

Set forth below is biographical information for each person nominated for election to the Board at the Annual Meeting.

Steven Y. Gold has been a director of UAP since January 2007. Mr. Gold was the Senior Vice President and Chief Supply Chain Officer of PepsiCo from September 2003 until June 2007. Prior to joining PepsiCo in 2003, Mr. Gold was the Managing Director and Vice President of BearingPoint’s Supply Chain Solutions practice. Mr. Gold is a member of the Adler Planetarium Board of Trustees.

Scott L. Thompson has been a director of UAP since March 2007. From February 2002 until January 2005, Mr. Thompson was the Executive Vice President, Chief Financial Officer and Treasurer of Group 1 Automotive, Inc., and served as the Senior Vice President, Chief Financial Officer and Treasurer from 1996 until February 2002. Mr. Thompson also served as President and on the Board of Directors of various subsidiaries of Group 1 Automotive, Inc. Prior to joining Group 1 Automotive, Mr. Thompson served as Executive Vice President, Operations and Finance for KSA Industries, Inc. Mr. Thompson is a Certified Public Accountant and is currently on the board of Directors of Conn’s Inc. and Houston Wire and Cable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF STEVEN GOLD AND SCOTT THOMPSON.

Directors

The following table sets forth the names and positions of our current directors (including those up for re-election to the Board), as well as their ages as of June 18, 2007:

Name	Age	Position
L. Kenneth Cordell	49	President, Chief Executive Officer and Chairman of the Board
David R. Birk	60	Director
Michael E. Ducey	58	Director
Steven Y. Gold	42	Director (up for re-election to the Board)
Thomas R. Miklich	60	Director
Carl J. Rickertsen	47	Director
William H. Schumann III	56	Director
Scott L. Thompson	48	Director (up for re-election to the Board)

Information on the Continuing Directors

Set forth below is biographical information for each person whose term of office as director will continue after the Annual Meeting.

L. Kenneth Cordell has been the President and a director of UAP since November 24, 2003, became the Chief Executive Officer of United Agri Products, Inc. in December 2003 and of UAP in January 2004 and was elected Chairman of the Board in July 2006. He joined UAP in 2001 and was promoted to President and Chief Operating Officer in February 2002. Prior to joining UAP, Mr. Cordell worked for FMC Agricultural Products Group from 1992 to 2001, serving most recently as Director of the North American Agricultural Products Group. Mr. Cordell also held various positions in the agricultural units of BASF (1989 to 1992) and Rohm & Haas (1979 to 1989).

David R. Birk has been a director of UAP since June 19, 2007. He has served as the Chief Legal Officer for Avnet, Inc. since 1989. Mr. Birk joined Avnet in 1980 and previously held the positions of vice president and general counsel, senior attorney and assistant counsel. He was named a corporate senior vice president in November 1992 and corporate secretary in July 1997. Prior to joining Avnet in 1980, Mr. Birk was a partner in the law firm of Burstein & Marcus in White Plains, New York. Before that he was employed as an associate attorney by the firm of Jacobs Persinger & Parker in New York City.

Michael E. Ducey has been a director of UAP since September 2006. Mr. Ducey is the retired President, Chief Executive Officer and Director of Compass Minerals International, Inc., and remains a consultant for Compass. Prior to joining Compass in April 2002, Mr. Ducey was President and CEO of Borden Chemical. In the 30 years he was with Borden Chemical, Mr. Ducey also held the positions of Chief Operating Officer and Executive Vice President, Director of Sales and Marketing for North American Forest Products and Director of Planning and Commercial Development. Mr. Ducey is currently a member of the Board of Trustees of Otterbein College in Westerville, Ohio.

Thomas R. Miklich has been a director of UAP since March 2004. Mr. Miklich was the Chief Financial Officer and a director of Titan Technology Partners, Inc. from October 2005 until January 2007. Mr. Miklich was the Chief Financial Officer of OM Group, Inc. from May 2002 to April 2004. Prior to that time, Mr. Miklich was the Chief Financial Officer and General Counsel of Invacare Corporation. Mr. Miklich is also a director of Quality Distribution, Inc.

Carl J. Rickertsen has been a director of UAP since March 2004. Mr. Rickertsen has been the managing partner of Pine Creek Partners since January 2004. Prior to that time, Mr. Rickertsen was the Chief Operating Officer and a Partner of Thayer Capital Partners and a General Partner at Hancock Park Associates. Mr. Rickertsen is also a director of MicroStrategy Incorporated, and Convera Corporation.

William H. Schumann, III has been a director of UAP since January 2005. He has served as Executive Vice President and Chief Financial Officer of FMC Technologies, Inc. since March 2007, and prior to that, as Senior Vice President and Chief Financial Officer since February 2001. Mr. Schumann joined FMC Corporation (the predecessor of FMC Technologies, Inc.) in 1981 as Director of Pension Investments. He served in a variety of finance and line roles at FMC Corporation, including Director of Investor Relations, Treasurer, General Manager of Agricultural Products, Vice President of Corporate Development, and Senior Vice President and CFO. Mr. Schumann also serves on the board of directors of Great Lakes Advisors, Inc.

Independence of Directors

The Board has determined that Messrs. Ducey, Gold, Miklich, Rickertsen, Schumann, Thompson, and Birk meet the applicable NASDAQ Stock Market listing standards regarding director independence, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment in carrying out the responsibilities of being a director. There are no family relationships among any of our directors or executive officers.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board currently has an audit committee, a compensation committee, and a nominating and governance committee. All three committees are comprised of independent directors under the applicable listing standards of the NASDAQ Stock Market and the SEC’s rules and regulations. Directors serving on these committees are as follows:

Audit Committee	Compensation Committee	Nominating & Governance
Thomas R. Mikich[1]	William H. Schumann III[2]	Carl J. Rickertsen[3]

William H. Schumann III	Michael E. Ducey	Michael E. Ducey

Scott L. Thompson	Carl J. Rickertsen	Steven Y. Gold

(1)	Elected committee chair on April 2, 2004, and determined by our Board to be an “audit committee financial expert” as defined by the Securities and Exchange Commission rules.
(2)	Elected committee chair on May 30, 2007.
(3)	Elected committee chair on June 6, 2007.

Audit Committee. The principal duties and responsibilities of our audit committee are to:

•	monitor our financial reporting process and internal control system;

•	appoint and replace our Independent Registered Public Accounting Firm from time to time, determine their compensation and other terms of engagement, and oversee their work;

•	oversee the performance of our internal audit function; and

•	oversee our compliance with legal, ethical, and regulatory matters.

The audit committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Compensation Committee. The principal duties and responsibilities of the compensation committee are to:

•

provide oversight on the development and implementation of the compensation policies, strategies, plans, and programs for our key employees and outside directors and disclosure relating to these matters;

•	review and approve the compensation of our chief executive officer and the other executive officers of the Company and our subsidiaries; and

•	provide oversight concerning selection of officers, management succession planning, performance of individual executives, and related matters.

Nominating and Governance Committee. The principal duties and responsibilities of the nominating and governance committee are to:

•	establish criteria for Board and committee membership and recommend to our Board proposed nominees for election to the Board and for membership on committees of the Board;

•	make recommendations regarding proposals submitted by our stockholders; and

•	make recommendations to our Board regarding board governance matters and practices.

BOARD AND COMMITTEE MEETINGS

The Board has three standing committees: audit committee; compensation committee; and nominating and governance committee. All three committees are comprised of independent directors. The Board held four (4) regularly-scheduled and twelve (12) special meetings during fiscal 2007. The audit committee met ten (10) times during fiscal 2007. The compensation committee met four (4) times during fiscal 2007. The nominating and governance committee met one (1) time during fiscal 2007. The charters for each committee of the Board and our codes of conduct may be viewed at www.uap.com.

DIRECTOR NOMINATION PROCEDURES

As provided in its charter, the nominating and governance committee may select, or make recommendations to the full Board of Directors for the selection of, nominees for director. All members of the Company’s nominating and governance committee and, except for Mr. Cordell, all members of our Board of Directors are independent (as independence is defined in Rule 4200(a)(15) of the NASDAQ Rules). As required by the Nasdaq Rules, a majority of independent directors approved the selection of each nominee for director named in this proxy statement.

Generally, nominees for director are identified and suggested by the members of the Board or management using their business networks and by an executive search firm engaged by the nominating and governance committee. In recommending and selecting a nominee for director, the nominating and governance committee and the Board consider the following criteria:

1. whether the nominee would be “independent” (as independence is defined in Rule 4200(a)(15) of the NASDAQ Rules), would meet the heightened independence requirements of NASDAQ Rule 4350(d)(2) and SEC Rule 10A-3(b)(1) for service on the Audit Committee, and would not have a relationship, which in the opinion of the Board, would interfere with exercise of independent judgment in carrying out the responsibilities of a director;

2. whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; high-level managerial experience in a relatively complex organization or experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

3. whether the nominee would be considered to have “financial sophistication” as described in applicable NASDAQ Rules, or to be an “audit committee financial expert” as described in SEC regulations;

4. whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a major complex organization, including industry groups or governmental organizations;

5. in recognition of the Company’s diverse supply chain, whether the nominee has supply chain expertise;

6. whether the nominee, by virtue of particular experience, technical expertise or specialized skills, or contacts relevant to the Company’s current or future business, will add specific value as a Board member;

7. whether the nominee possesses such knowledge, experience, skills, expertise, and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company;

8. whether any nominee who is an existing director continues to be suitable for continued service; and

9. whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his/her service.

The Board and the nominating and governance committee have not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather, the Board and the nominating and governance committee evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion, and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director.

The Company will consider nominees for director suggested by stockholders who meet the requirements and procedures discussed below and will evaluate any potential nominee using the same standards it uses to evaluate candidates identified by Board members, executive search firms, or management.

The Company’s Amended and Restated Bylaws, adopted on November 17, 2004, establish deadlines and procedures that a stockholder must follow to nominate a director. The Board and the nominating and governance committee have not amended those procedures. A person must be a stockholder of record entitled to vote in the election of directors generally at the meeting on the date that such person gives notice of the nomination for director. The stockholder must give written notice of the nomination, either by personal delivery or by United States mail, postage prepaid, and such notice must be received by the Company’s Secretary at its principal executive offices not less than 90 days nor more than 120 days prior to the anniversary of the date on which the prior year’s notice of Annual Meeting was provided. If the Company did not hold an Annual Meeting the previous year, or if the date of the Annual Meeting has been changed to be more than 20 calendar days earlier than or 70 calendar days after that anniversary, then, in order to be timely, a stockholder’s notice must be received at the Company’s principal executive offices not more than 120 calendar days before the actual meeting date nor later than the later of 90 days before the date of such Annual Meeting or the 10th day after the date on which public announcement of such Annual Meeting is first made.

A stockholder’s notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, and that such shares have been held for the period required by any applicable law, (iii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholder Communications with our directors should be directed to the secretary of the Company, Todd A. Suko, whose address is available on the investor relations section of our website at www.uap.com. Other information contained on our website does not constitute a part of this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The audit committee reviews the Company’s financial reporting process on behalf of our Board. Management is responsible for our internal controls, the financial reporting process, and the preparation of our consolidated financial statements. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the financial statements.

In this context, the audit committee has met and held discussions with management and Deloitte & Touche LLP, the Company’s independent auditors. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee meets with management and the independent auditors together and individually, as required, at each meeting. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as modified or supplemented. The committee also reviewed, and discussed with management and Deloitte & Touche LLP, management’s report and Deloitte & Touche LLP’s report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.

In addition, the audit committee has discussed with the independent auditors, the accountants’ independence from the Company and its management, and has received the written disclosures and letter required by the Independence Standards Board’s Standard No. 1 (Independence Discussion With Audit Committees).

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, that the fiscal 2007 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 25, 2007, for filing with the SEC.

The audit committee also reviewed and approved three engagement proposals from Deloitte & Touche LLP for audit and review services. The audit committee concluded that Deloitte & Touche LLP’s non-audit services to the Company and its affiliates is compatible with Deloitte & Touche LLP’s independence.

THE AUDIT COMMITTEE

Thomas R. Miklich
William H. Schumann III
Scott L. Thompson

*	The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The compensation committee of the Board of Directors (the “Committee”) has responsibility for reviewing, establishing, and monitoring the Company’s executive compensation philosophy and practice.

Throughout this Proxy statement, the individuals included in the Summary Compensation Table are referred to as the “named executive officers.”

In fiscal 2008, the Committee initiated a comprehensive review and benchmarking of the Company’s executive compensation strategies and programs. To assist with this process, the Committee engaged Frederic W. Cook & Co., Inc. (“F.W. Cook”), a leading executive compensation consulting firm, and sought input from our Chief Executive Officer (“CEO”), and our Executive Vice President of Human Relations and Administration (“EVP of HR”). The results of this review did not affect compensation paid in fiscal 2007, but will impact executive compensation paid in fiscal 2008 and future years. While not all elements of the fiscal 2008 compensation plan have been finalized, a general description of the proposed compensation plan can be found below under the heading “Executive Compensation Plans for Fiscal 2008.”

Philosophy

The Company strives to establish programs that attract, motivate, and retain highly talented executives. The Committee believes that, if compensation programs are designed to reward the achievement of organizational goals and are aligned with stockholder expectations, the Company will be more likely to accomplish those goals and meet or exceed stockholder expectations.

Specifically, the objectives of the Company’s executive compensation programs are to:

•	Offer a total compensation program that is competitive with the compensation levels and practices of peer companies with which the Company may compete for talent;

•	Tie a significant portion of executive compensation to the Company’s financial objectives through performance-based incentive awards;

•

Align the interests of the Company’s executives with the short- and long-term interests of its stockholders through grants of restricted stock units subject to time-based vesting, or other forms of equity awards; and

•	Provide a total compensation program that will attract new talent and retain existing talent.

The allocation of total compensation among base salary, performance-based incentive awards, and restricted stock units is determined at the discretion of the Committee with recommendations and other input from our CEO and our EVP of HR. The goal of the base compensation levels for our executives is to provide a competitive pay package commensurate with the executive’s role and responsibilities. In fiscal 2007, target incentive award amounts for the named executive officers ranged from 32% to 55% of base salary. In fiscal 2008, target bonus awards for the named executive officers range from 55% to 105% of base salary. Incentive award amounts are dependent on the Company achieving or exceeding certain financial goals established by the Committee. Grants of restricted stock units (including those granted as performance-based compensation) in fiscal 2007 ranged from 0% to over 100% of an executive’s base salary.

Elements of Executive Compensation for Fiscal 2007

Our compensation program for fiscal 2007 consisted of three components:

•	Base salary paid in cash;

•	Performance-based incentive awards paid in cash and restricted stock units as follows:

•	If the incentive award is $25,000 or less, the entire award is paid in cash;

•	If the total incentive award exceeds $25,000, a cash payment of $20,000 and an additional cash payment of 50% of any remainder; and

•

A grant of restricted stock units vesting ratably over three years (“Three Year RSUs”) granted under our 2004 Long-Term Incentive Plan (the “2004 LTIP”) equal to 50% of the amount of the incentive award that is in excess of $20,000.

•	Grants of restricted stock units vesting ratably over four years (“Four Year RSUs”) granted under our 2004 LTIP.

No incentive awards were made for fiscal 2007 because the earnings per share targets established by the Committee in consultation with our CEO and EVP of HR were not met.

Base Salary

We provide our named executive officers with a base salary to compensate them for services rendered during the fiscal year. In December 2004, F.W. Cook reviewed our executive compensation and presented their findings to the Committee. Based on the recommendations of F.W. Cook, and the recommendations of our CEO and EVP of HR, the Committee established new base salaries and target bonus amounts for our named executive officers, but did not alter the long-term compensation program due to stock arrangements with our named executive officers existing prior our public offering in November 2004. F.W. Cook based their recommendations on an analysis of a peer group of companies. The peer group was established by F.W. Cook and consisted of companies of relatively similar size (between one third and three times our market capitalization) in the agriculture, chemical manufacturing, and distribution businesses.

Since the initial study conducted by F.W. Cook in December 2004, the Committee has periodically adjusted the base salaries of some of our named executive officers after considering the recommendations of our CEO and EVP of HR. When adjusting base salaries, the Committee considers the executive’s past results, future potential, scope of responsibilities, and competitive salary practices. In fiscal 2007, the Committee adjusted the salaries of the following named executive officers: Mr. Wilson’s salary was decreased from $325,000 per year to $162,500 per year on January 29, 2007, at which time he ceased to be an executive officer; and Mr. Tretter’s salary was increased from $280,000 per year to $300,000 per year on February 2, 2007.

Performance-Based Incentive Compensation

In fiscal 2007, the Company provided a performance-based incentive compensation program for named executive officers and other key employees based on the Company reaching a target adjusted earnings per share goal (the “Incentive Program”). The earnings per share goal was pre-determined by the Committee at the end of fiscal 2006 based on our financial plan for fiscal 2007 (which was reviewed by the Board). The Committee specified a target adjusted earnings per share goal for fiscal 2007 of $1.45, with a threshold adjusted earnings per share goal of $1.35. After Committee approval, the Incentive Plan was communicated to our named executive officers at the beginning of fiscal 2007. Because the Company’s threshold adjusted earnings per share goal was not achieved in fiscal 2007, no performance-based incentive compensation was awarded for fiscal 2007 performance. The Company and the Committee believe that basing incentive awards on pre-established earnings per share goals motivates management to enhance shareholder value and rewards strong management performance. If the Company had met its adjusted earnings per share goals with respect to fiscal year 2007, the Committee would have paid a cash incentive award and granted Three Year RSUs under our 2004 LTIP, as described above.

For ease of management and to provide a consistent compensation plan, the Company awards all Three Year RSUs in April of the year following the fiscal year for which the grants are made, if applicable. The Committee believes that paying a portion of the incentive award in Three Year RSUs both rewards and assists in the retention of key employees, including our named executive officers. Three Year RSUs do not include voting rights until they vest and become common stock, but do include rights to receive payments on each unit that are equal to dividends paid on each share of our common stock. The goal of the dividend equivalent payments is to mirror the income generation associated with stock ownership. The Committee believes that providing dividend equivalent payments is competitive and provides the appropriate risk-reward balance for our named executive officers. The granting and vesting of Three Year RSUs does not materially affect the Committee’s decisions regarding future compensation.

Long-Term Stock-Based Incentives

The Committee, in consultation with our CEO and EVP of HR, approves grants of Four Year RSUs to our named executive officers and certain other key employees. Four Year RSUs currently are granted under our 2004 LTIP, and vest ratably over four years. The Committee bases the number of Four Year RSUs granted on, among other things, individual performance, scope of responsibilities, and future potential. Generally, grants of Four Year RSUs are made in April after we have evaluated our performance for the prior fiscal year. The Committee approves grants of Four Year RSUs to our named executive officers and other key employees to reward performance, provide monetary rewards based on the long-term performance of our stock price, and retain and motivate our employees. Additionally, the Company and the Committee believe that Four Year RSUs will tie a substantial element of compensation to the Company’s future performance and provide an overall sense of ownership in the Company. The specific awards granted to the named executive officers in fiscal 2007 under the 2004 LTIP are set forth in the “Grants of Plan Based Awards” Table on page 19.

Four Year RSUs do not include voting rights until they vest and become common stock, but do include rights to receive payments on each unit that are equal to dividends paid on each share of our common stock. The goal of the dividend equivalent payments is to mirror the income generation associated with stock ownership. The Committee believes that providing dividend equivalent payments is competitive and provides the appropriate risk-reward balance for our named executive officers. The granting and vesting of Four Year RSUs does not materially affect the Committee’s decisions regarding future compensation.

Ownership Guidelines

On May 30, 2007, the Committee adopted common stock ownership guidelines. Certain executives are expected to acquire and hold our common stock (which does not include restricted stock units) in an amount representing a multiple of base salary determined by the Committee based on recommendations of F.W. Cook. For the CEO, the guideline is four times base salary. For all other named executive officers, the guideline is two times base salary. Beginning with equity awards granted in fiscal 2008, each named executive officer is required to hold 100% of the shares of common stock (net of any shares used to satisfy any tax obligations) acquired upon option exercise or the vesting of restricted stock units until the applicable guideline has been achieved. Once the guideline is achieved, the named executive officer must hold 50% of the shares of common stock (net of any shares used to satisfy any tax obligations) acquired upon option exercise and the vesting of restricted stock units until one year from the date of such acquisition. The Committee believes stock ownership requirements further align the interests of our named executive officers with those of our stockholders.

Retirement Benefits

All employees, including named executive officers, in the United States not covered by a collective bargaining agreement, are automatically enrolled in the Company’s 401(k) retirement savings plan. The Company matches 66 2/3% of the first 6% of eligible salary that is contributed to the plan. Company contributions vest at the rate of 20% per year with 100% vesting attained at five years of service. The Company does not provide the named executive officers with any type of additional retirement benefits not available to all regular full time employees.

Other Compensation

We provide our named executives with other benefits, reflected in the All Other Compensation column in the Summary Compensation Table on page 18, that we believe are reasonable, competitive, and consistent with the company’s overall executive compensation program. These benefits include personal use of the corporate jet, matching contributions under our 401(k) plan at the same rate as all other employees, dividend equivalent payments paid on unvested restricted stock units and, in the case of our CEO, reimbursement of a country club membership.

Deductibility of Executive Compensation/Internal Revenue Code Section 162(m)

Internal Revenue Code Section 162(m) (as interpreted by IRS Notice 2007-49) denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the company’s chief executive officer and chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. In addition, “grandfather” provisions may apply to certain compensation arrangements that were entered into by a corporation before it was publicly held. The Company believes that Section 162(m) of the Internal Revenue Code will not limit the Company’s tax deductions for executive compensation for fiscal 2007. The Committee’s policy is to qualify compensation paid to the Company’s executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the Committee has the right to authorize compensation that would not otherwise be deductible under Section 162(m) or otherwise. Upon and following adoption of the UAP Holding Corp. 2007 Long-Term Incentive Plan, the Committee will establish performance criteria periodically to qualify for the exception to Section 162(m) for performance-based compensation.

Executive Compensation Plans for 2008

In fiscal 2008, F.W. Cook again assisted the Company in reviewing total compensation for the Company’s named executive officers and other key employees. F.W. Cook provided the Committee with relevant market data and alternatives to consider when making compensation decisions regarding the CEO and the Company’s other executives. The Committee has the right to discuss any executive compensation topic with F.W. Cook without management present.

Beginning in fiscal 2008, the Committee plans to benchmark each element of total compensation against a tailored peer group of publicly-traded companies. The peer group will be reviewed and updated periodically and will consist of companies against which the Company believes it may compete for talent, stockholder investment, and/or are a similar size and business type category. The peer group companies considered by the Committee include the following:

Airgas, Inc.	The Andersons, Inc.	Beacon Roofing Supply, Inc.
Central Garden & Pet Co.	CF Industries Holdings, Inc.	Chemtura Corporation
FMC Corporation	Pool Corporation	The Scotts Miracle-Gro Company
Spectrum Brands, Inc.	Terra Industries Inc.	Tractor Supply Company
Watsco, Incorporated	WESCO International, Inc.

The Company is still in the process of revising its compensation plans for our named executive officers. Although the Company has finalized base compensation and performance-based incentive award targets and criteria for fiscal 2008 as described below, it has not yet finalized the long-term incentive compensation plan.

Base salaries for our named executive officers for fiscal 2008 are as follows: Mr. Cordell’s salary is $729,000; Mr. Bullock’s salary is $410,000; Mr. Howard’s salary is $320,000; Mr. McDaniel’s salary is $320,000; Mr. Tretter’s salary is $317,000; and Mr. Wilson’s salary is $162,500.

The performance goals for the fiscal 2008 performance-based incentive awards are:

•	Earnings per share,

•	Return on invested capital, and

•	Business-unit earnings before taxes

The goals for executives responsible for a business unit differ from those executives with overall corporate responsibility. The named executive officers with corporate responsibilities are Messrs. Cordell, Bullock, and McDaniel. Named executive officers responsible for a business unit are Messrs. Howard and Tretter. (Mr. Wilson no longer serves as a corporate officer.)

	CORPORATE EXECUTIVE		BUSINESS UNIT EXECUTIVE
60%	Earnings Per Share	40%	Earnings Per Share
40%	Return on Invested Capital	30%	Return on Invested Capital
		30%	Earnings before Taxes

The target incentive awards for our named executive officers range from 55% of base salary to 105% of base salary. Incentive awards are based on a sliding scale based on achieving a minimum threshold of 70% and a maximum of 120% of the applicable performance goals described above. The maximum potential payment equals 200% of the target for achieving the performance goals for each executive.

PERCENT OF PERFORMANCE GOALS ACHIEVED	PERCENT OF TARGET BONUS PAID
Less than 70%	0%
90%	60%
100%	100%
110%	140%
120%	200%

Performance-based incentive awards earned by our named executive officers in fiscal 2008 will be paid in cash and restricted stock units as described above.

While the Committee did make long-term equity awards in April and June 2007 in the form of Four Year RSUs, granted pursuant to our 2004 LTIP (which awards will be reported on the Company’s 2008 Proxy Statement), the Committee has not yet finalized the structure of our long-term compensation plan for fiscal 2008 as it is contingent on our stockholders approving the 2007 Long-Term Incentive Plan included as Proposal number 3 in this Proxy. The total number of Four Year RSUs granted under the 2004 LTIP after February 25, 2007, to our employees, including our named executive officers, was 844,860. We anticipate granting long-term compensation in the form of:

•	Restricted stock units that vest upon the third anniversary of the grant date if the recipient is employed on that day, and

•	Options with dividend equivalent rights granted with an exercise price equal to the fair market value of the Company’s stock on the date of grant.

Change of Control Agreements

On May 22, 2007, the Company entered into Change of Control Employment Agreements with our executive officers and key employees which are discussed in greater detail under “Change of Control Agreements” on page 23.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

William H. Schumann III

Michael E. Ducey

Carl J. Rickertsen

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the Chief Financial Officer, the three other most highly compensated executive officers of UAP who served in such capacities as of February 25, 2007, and one former officer whose total compensation paid during fiscal 2007 places him among the three most highly compensated employees other than the Chief Executive Officer and the Chief Financial Officer, for services rendered during the fiscal year that ended on that date (the “named executive officers”).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (4)	Total ($)
L. Kenneth Cordell President and Chief Executive Officer	2007	$500,000	—	$61,234	$21,784	$71,252	$654,270
David W. Bullock Executive Vice President and Chief Financial Officer	2007	$340,000	—	$71,946	$11,882	$16,919	$440,747
Kevin M. Howard Executive Vice President, Products Company	2007	$320,000	—	$139,876	$152	$28,340	$488,368
David J. Tretter Executive Vice President, Procurement	2007	$280,769	—	$125,273	$6,462	$24,831	$437,335
Bryan S. Wilson Former President, Distribution (3)	2007	$312,500	—	$66,030	$11,882	$40,230	$430,642
Kent J. McDaniel Executive Vice President, Human Resources & Administration	2007	$320,000	—	$65,157	$2,970	$16,134	$404,261

(1)	Amounts shown represent the compensation expense recognized for stock awards in fiscal 2007 for financial statement reporting purposes in accordance with Statement of Financial Standard No. 123(R). Assumptions used in the calculations of these amounts are included in Note 15 of our Annual Report on Form 10-K for the fiscal year ended February 25, 2007.
(2)	Amounts shown reflect the compensation expense recognized for stock option awards in fiscal 2007 for financial reporting purposes in accordance with Statement of Financial Accounting Standard No. 123(R). Assumptions used in the calculations of these amounts are included in Note 15 of our Annual Report on Form 10-K for the fiscal year ended February 25, 2007.
(3)	Mr. Wilson was an executive officer through January 2007.
(4)	Amounts shown are described in All Other Compensation Table below:

FISCAL 2007 ALL OTHER COMPENSATION

Name	Fiscal Year	Use of Aircraft ($) (1)	Company Contributions to Retirement and 401(k) Plans ($)	Dividend Equivalents Paid on Restricted Stock Units ($)	Other ($) (2)	Total ($)
L. Kenneth Cordell	2007	48,285	8,799	6,556	7,612	71,252
David W. Bullock	2007	—	8,799	8,120	—	16,919
Kevin M. Howard	2007	780	8,799	18,761	—	28,340
David J. Tretter	2007	—	8,830	16,001	—	24,831
Bryan S. Wilson	2007	24,725	8,299	7,206	—	40,230
Kent J. McDaniel	2007	—	8,799	7,335	—	16,134

(1)

The incremental cost to the Company for personal use of Company aircraft is calculated based on the variable operating costs to the Company, including fuel costs, mileage, a portion of ongoing maintenance and repairs, on-board catering, landing and ramp fees, travel expenses for the flight crew, and other miscellaneous items. Fixed costs which do not change based on usage, such as pilot salaries, the lease costs of Company aircraft, and the cost of maintenance not related to trips, are excluded.
(2)	Consists of reimbursements for country club membership fees, dues, and related expenses.

FISCAL 2007 GRANTS OF PLAN BASED AWARDS

Name	Grant Date	Approval Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock ($) (3)
L. Kenneth Cordell	April 8, 2006 (1)	April 3, 2006	9,325	194,053
	April 8, 2006 (2)	April 3, 2006	2,330	48,487
David W. Bullock	April 8, 2006 (1)	April 3, 2006	5,125	106,651
	April 8, 2006 (2)	April 3, 2006	9,310	193,741
Kevin M. Howard	April 8, 2006 (1)	April 3, 2006	4,900	101,969
	April 8, 2006 (2)	April 3, 2006	8,140	169,393
David J. Tretter	April 8, 2006 (1)	April 3, 2006	7,225	150,352
	April 8, 2006 (2)	April 3, 2006	7,680	159,821
Bryan S. Wilson	April 8, 2006 (1)	April 3, 2006	8,150	169,602
	April 8, 2006 (2)	April 3, 2006	4,660	96,975
Kent J. McDaniel	April 8, 2006 (1)	April 3, 2006	4,900	101,969
	April 8, 2006 (2)	April 3, 2006	8,140	169,393

(1)	These grants of Three Year RSUs were made under the 2004 LTIP and vest ratably over a requisite service period of three years. We did not pay cash incentive awards to our named executive officers for performance in fiscal 2006; however, we granted Three Year RSUs to our named executive officers for reaching financial targets established by the Committee for fiscal 2006. Though the grants were based on our performance in fiscal 2006, they took place in fiscal 2007, and therefore are reported in the Grants of Plan Based Awards table for this fiscal year.
(2)	These grants of Four Year RSUs were made under the 2004 LTIP and vest ratably over a requisite service period of four years.
(3)	The NASDAQ National Market was closed on the grant date (April 8, 2006) and therefore the value of $20.81 per share is based on the closing price on April 7, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) “Exercisable”	Number of Securities Underlying Unexercised Options (#) “Unexercisable”		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (6)
L. Kenneth Cordell	745,225	114,650	(1)	$2.56	11/23/2011	9,325	(4)	245,434
						2,330	(5)	61,326
David W. Bullock	406,486	62,537	(1)	$2.56	11/23/2011	5,125	(4)	134,890
						9,310	(5)	245,039
Kevin M. Howard	3,103	1,172	(1)	$2.56	4/2/2012	14,062	(3)	370,112
						4,900	(4)	128,968
						8,140	(5)	214,245
David J. Tretter	160,656	28,663	(1)	$2.56	11/23/2011	9,375	(3)	246,750
	28,826	7,816	(2)	$2.56	4/2/2012	7,225	(4)	190,162
						7,680	(5)	202,138
						4,660	(5)	122,651
Bryan S. Wilson	357,630	62,537	(1)	$2.56	11/23/2011	8,150	(4)	214,508
Kent J. McDaniel	85,743	15,634	(1)	$2.56	11/23/2011	4,900	(4)	128,968
						8,140	(5)	214,245

(1)	Option awards, granted on November 23, 2003, that vest ratably over five years.
(2)	Option awards, granted on April 2, 2004, that vest ratably over five years.
(3)	Awards are restricted stock units, granted on April 8, 2005, that vest ratably over four years
(4)	Awards are restricted stock units, granted on April 8, 2006, that vest ratably over three years.
(5)	Awards are restricted stock units, granted on April 8, 2006, that vest ratably over four years.
(6)	Value is based on closing market price of $26.32 per share on February 23, 2007, the last trading day before the end of our fiscal year.

FISCAL 2007 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
L. Kenneth Cordell	—	—	—	—
David W. Bullock	—	—	—	—
Kevin M. Howard	1,587	31,868	4,688	97,557
David J. Tretter	28,091	602,313	3,125	65,031
Bryan S. Wilson	48,856	981,072	—	—
Kent J. McDaniel	15,878	318,554	—	—

(1)	Exercises relate to options awarded under the 2003 Plan.
(2)	Amounts include shares used for payment of income and employment taxes associated with the vesting of the restricted stock units.

EQUITY COMPENSATION PLAN INFORMATION

During fiscal 2007, UAP maintained four equity compensation plans: the 2004 LTIP, the 2003 Stock Option Plan (the “2003 Plan”), the 2004 Non-Executive Director Stock Option Plan (the “Director Option Plan”), and the Director Deferred Compensation Plan (the “Director DCP”) (awards under the Director DCP are made under the 2004 LTIP). The 2003 Plan and the Director Option Plan were not required to have been approved and have not been approved by the Company’s stockholders after its initial public offering. If the 2007 LTIP described in Proposal 3 is approved by our stockholders, no further grants will be made under any of these plans (other than the Director DCP (as awards under that plan will instead be made under the 2007 LTIP)). No grants are timed to the publication of material non-public information. Grants made under the 2004 LTIP after February 25, 2007, are discussed generally under the section entitled “Executive Compensation Plans and Grants Made in Fiscal 2008.”

2004 Long-Term Incentive Plan. Our stockholders approved the 2004 LTIP on November 17, 2004. Subject to the applicable share limits of the 2004 LTIP, the shares available for award grant purposes under the 2004 LTIP generally may be used for any type of award authorized under that plan including options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses, and other forms of awards granted or denominated in common stock or units representing common stock (including, without limitation, grants under the Director DCP). To date, all grants under the 2004 LTIP have been in restricted stock units which automatically convert to shares of common stock upon vesting. The Four Year RSUs and the Three Year RSUs are currently granted pursuant to the 2004 LTIP.

2003 Plan. Our Board adopted the 2003 Plan in connection with the November 24, 2003, acquisition by UAP Holding Corp. of the United States and Canadian agricultural inputs business from ConAgra Foods (the “Acquisition”). The 2003 Plan allows our Board or its compensation committee to grant non-qualified stock options to our directors, employees, and consultants. The exercise price, term, and other terms and conditions of the options are determined by our Board (or compensation committee) at the time of grant of the option. The number and type of securities subject to the option may be adjusted in the event of a stock split or similar event affecting UAP’s common stock. Options granted under the 2003 Plan may not be assigned or transferred, except for transfers upon the optionee’s death.

The following table sets forth, for each of UAP’s equity compensation plans, the number of shares of common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of February 25, 2007.

Plan category	Number of Shares to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (excluding Shares Reflected in the First Column)
Equity compensation plans approved by stockholders	—	$—	543,377	(1)(2)
Equity compensation plans not approved by stockholders	2,511,278	$2.56	589,487	(3)

Total	2,511,278	$2.56	1,132,864

(1)	Subject to the applicable share limits of the 2004 LTIP, the shares available for award grant purposes under the 2004 LTIP generally may be used for any type of award authorized under that plan including options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses, and other forms of awards granted or denominated in UAP’s common stock or units representing common stock.
(2)	On March 1 of each year during the term of the 2004 LTIP, the total number of shares available for award purposes under the 2004 LTIP will increase by the number of shares equal the lesser of (1) 1,172,559 shares, (2) one percent (1%) of the total number of our issued and outstanding shares of common stock as of the close of business on the immediately preceding day, or (3) such lesser number of shares as our Board of Directors may determine with respect to that particular increase. The aggregate number of shares available for issuance under the 2004 LTIP increased by 511,946 shares on March 1, 2007. The data presented in this table was calculated as of February 25, 2007, and does not reflect the March 1, 2007, share increase, or the grants of Four Year RSUs made on April 8, 2007, or June 8, 2007. After giving effect to the share increase and the grants of Four Year RSUs made after February 25, 2007, the number of shares remaining available for future issuance under the 2004 LTIP as of May 27, 2007, was 219,909.

(3)	Of the aggregate number of shares that remained available for future issuance: 354,970 under the 2003 Plan and 234,517 under the Director Option Plan. Currently, the Company has no plans to issue options under the 2003 Plan or the Director Option Plan.

Non-Qualified Deferred Compensation

In fiscal 2007, our named executive officers participated as selling stockholders in two underwritten public offerings (see “March 2006 Secondary Offering”, and “November 2006 Secondary Offering” under “Certain Relationships and Related Transactions”). In the two public offerings, our named executive officers and certain other executives sold stock pursuant to an effective registration statement on Form S-3. The shares sold by the executives were issued in settlement of deferred shares granted under 2003 Deferred Compensation Plan (the “2003 DCP”) and our 2004 Deferred Compensation Plan (the “2004 DCP”) immediately prior to sale. The 2003 DCP and the 2004 DCP were not required to have been approved and have not been approved by the Company’s stockholders after its initial public offering. We have since terminated the 2003 DCP and the 2004 DCP, which are discussed in greater detail below.

Prior to the two public offerings, the shares of deferred shares granted under the 2003 DCP and the 2004 DCP received dividend equivalents at the same time as dividends were declared on outstanding shares of Company common stock.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in FY 2007	Registrant Contributions in Fiscal 2007	Aggregate Earnings in Fiscal 2007 ($)(1)	Aggregate Withdrawals/ Distributions ($)(2)	Aggregate Balance at 2007 Fiscal Year End
L. Kenneth Cordell	—	—	246,978	7,973,607	—
David W. Bullock	—	—	155,404	5,017,164	—
Kevin M. Howard	—	—	11,046	356,605	—
David J. Tretter	—	—	99,350	3,207,450	—
Bryan S. Wilson	—	—	155,404	5,017,164	—
Kent J. McDaniel	—	—	72,989	2,356,377	—

(1)	Consists of the dividend equivalents paid on deferred shares held in the 2003 DCP and 2004 DCP during fiscal year 2007 and the appreciation of such deferred shares from the first day of fiscal 2007 through the date of distribution on March 9, 2006 or November 7, 2006, on which date all remaining deferred share account balances under the 2003 DCP and the 2004 DCP were distributed to participants.
(2)

Includes distributions from the 2003 DCP and 2004 DCP made during both the March 2006 secondary offering and the November 2006 secondary offering as well as the dividend equivalents paid to each respective individual. These amounts are not included in the Summary Compensation Table on page 18 as they relate to awards granted prior to fiscal 2007.

2003 DCP and 2004 DCP. Our Board adopted the 2003 DCP in connection with the Acquisition and adopted the 2004 DCP on April 2, 2004, for the benefit of certain of our executives and members of management. The 2003 DCP provides for the crediting of deferred shares for each executive who entered into a retention agreement at the time of the Acquisition. The 2004 DCP provides for the crediting of deferred shares for each member of management who waived the right to receive a cash bonus for the 2004 fiscal year. Each deferred share represents the right to receive one share of common stock on the applicable payment date, subject to adjustment in the event of a stock split or similar event affecting UAP’s common stock. Deferred shares become payable, upon a termination of the executive’s employment, certain changes in control of UAP, and certain offerings of UAP’s common stock. The plans prohibit the assignment of the deferred shares, except upon an executive’s death. These plans have been terminated and all amounts thereunder have been paid.

Change of Control Agreements

On May 22, 2007, the Company, pursuant to authorization of the Committee, entered into change of control employment agreements (the “Change of Control Agreements”) with our executive officers and certain other key employees to encourage such officers and employees dedicate their full attention to the Company in the event of any threatened or pending change of control and to minimize the risks to such officers and employees that may arise in connection with a change of control. All of our executives are at-will employees, subject to the terms and conditions of the Change of Control Agreements. Messrs. Cordell, Bullock, Howard, Tretter, and McDaniel are each party to a Change of Control Agreement.

The Change of Control Agreements provide that if the executive officer’s employment is terminated by the Company without “cause” or by the executive officer for “good reason” (each as defined in the Change of Control Agreements) during the two-year period following a change of control of the Company (as defined in the Change of Control Agreements), subject to his execution and non-revocation of a general release of claims against the Company and its affiliates, the Company will pay the executive officer a lump sum cash payment consisting of:

(i) any unpaid base salary through the date of termination, a pro-rata target bonus for the year of termination, and any accrued vacation pay to the extent not previously paid; and

(ii) the product of (x) 2.0 (for Mr. Cordell) or 1.5 (for Messrs. Bullock, Tretter, Howard, and McDaniel, (collectively, the “Level Two Executives”)), and (y) the sum of the executive officer’s annual base salary and target bonus for the year of termination.

In addition, the executive officers would become entitled to continuation of coverage under the Company’s health care plans at the Company’s sole expense for 18 months following the date of termination.

Mr. Cordell and the Level Two Executives would be eligible for tax gross-up payments in reimbursement for change in control excise taxes imposed on the severance payments and benefits, unless the value of the payments and benefits does not exceed 110% of the maximum amount payable without triggering the excise taxes, in which case the payments and benefits will be reduced to the maximum amount so payable.

Each Executive is subject to a one-year post-termination non-solicitation covenant and an ongoing confidentiality covenant.

The following table reflects the value of the accelerated vesting of restricted stock units and unvested stock options held by each of our named executive officers, assuming both a change in control and such named executive officer’s termination of employment either by the Company without cause (including due to death or disability) or by the named executive officer for “good reason” on February 25, 2007, as vesting is only accelerated upon such a termination. The Change in Control Agreements were not in effect on such date, so no severance would have been payable.

EXECUTIVE BENEFITS AND PAYMENTS IN THE EVENT OF CHANGE IN CONTROL

Name	Accelerated Vesting of Stock Options ($)(1)	Accelerated Vesting of Restricted Stock Units ($)(2)	Total ($)
L. Kenneth Cordell	2,724,084	306,760	3,030,844
David W. Bullock	1,485,879	379,929	1,865,808
Kevin M. Howard	27,847	713,325	741,172
David J. Tretter	866,741	639,050	1,505,791
Bryan S. Wilson	1,485,879	337,159	1,823,038
Kent J. McDaniel	371,464	343,213	714,677

(1)	Amounts shown assume vesting as of February 25, 2007, at the closing price of $26.32 per share on February 23, 2007, the last trading day before the end of fiscal 2007. Amounts shown are net of the exercise price of $2.56 per share.

(2)	Amounts shown assume vesting as of February 25, 2007, at the closing price of $26.32 per share on February 23, 2007, the last trading day before the end of fiscal 2007.

Director Compensation

For fiscal 2007, compensation for our directors who are not also employed by us was $10,000 per director per quarter and $2,000 per director for attending meetings of the Board in person ($1,000 if by telephone) and $2,000 per director for attending committee meetings of the Board in person ($1,000 if by telephone). For fiscal 2008, directors will be paid $17,000 per director per quarter, with no additional compensation for attending meetings. The chair of our audit committee will receive an additional $2,500 per quarter, and the chair of our compensation committee will receive an additional $1,250 per quarter. There is no additional compensation for the chair of our nominating and governance committee. Additionally, on July 2, 2007, each non-employee director will receive 2,150 restricted stock units that vest immediately upon grant, granted pursuant to the long-term incentive Plan in effect at that time.

Director Option Plan. Our Board adopted the Director Option Plan on March 8, 2004. The Director Option Plan allows our Board or its compensation committee to grant non-qualified stock options to our non-employee directors. The exercise price, term, and other terms and conditions of the options are determined by our Board (or compensation committee) at the time of grant of the option. The number and type of securities subject to the option may be adjusted in the event of a stock split or similar event affecting UAP’s common stock. Options granted under the Director Option Plan may not be assigned or transferred, except for transfers upon the optionee’s death.

Director DCP. Our Board adopted the Director DCP on April 29, 2005. The Director DCP allows our non-employee directors to elect to defer payment of all or a portion of their fees and have such amounts credited under the plan in the form of deferred shares. Our Board (or its compensation committee) may also grant our non-employee directors deferred shares under the Director DCP. Each deferred share represents the right to receive one share of common stock on the applicable payment date, subject to adjustment in the event of a stock split or similar event affecting UAP’s common stock. Deferred shares become payable immediately upon a termination of the director’s service. Shares delivered under the Director DCP in respect of an award of deferred shares are charged against the share limits of our 2004 LTIP. The Director DCP prohibits the assignment of the deferred shares, except upon a director’s death.

Our directors who are not employed by us are eligible to participate in our Director DCP. Under the program, an eligible director may elect, in the calendar year prior to which fees are earned, to defer payment of all or a portion of the director’s cash retainer and meeting fees for services on our boards of directors. Deferred amounts are denominated in “stock units” (currently granted under the 2004 LTIP) credited to a deferral account maintained in the name of each participating director under the program. For bookkeeping purposes, each stock unit is deemed to be equivalent to one outstanding share of our common stock. Stock units accrue dividend equivalents as we declare dividends on our common stock. Dividend equivalents will be credited in the form of additional stock units. Stock units will be paid in an equal number of shares of our common stock, or cash of equivalent value at the time of payment, upon or promptly following the date the director ceases to be a member of our Board. Directors may elect an earlier distribution due to a severe financial hardship in certain circumstances.

We also may, from time to time, grant equity-based incentives to one or more of our directors under our 2004 LTIP, or, going forward, under the UAP Holding Corp. 2007 Long-Term Incentive Plan (if approved), including deferred stock awards granted in the form of stock units credited under our Director DCP (after which no further awards will be made under the 2004 LTIP). During fiscal 2007, each non-employee director received 2,150 restricted stock units under the 2004 LTIP, which vested immediately upon grant, two of whom were awarded 2,150 restricted stock units under the Director DCP.

Restricted stock units granted under the Director DCP vest immediately upon grant, are distributable to the director on the director’s termination date, and are granted at the direction of the Committee to new directors joining our board to defer taxes payable upon receipt of the restricted stock units. The fair market value of these stock units was determined on the award date.

FISCAL 2007 DIRECTOR COMPENSATION

Name of Director (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (7)	Option Awards ($) (8)	Total ($)
Marc E. Becker (2)	41,000	45,150	—	86,150
Michael E. Ducey (3)	29,000	46,419	—	75,419
Steven Y. Gold (4)	12,000	48,934	—	60,934
Joshua J. Harris (5)	58,000	45,150	—	103,150
Thomas R. Miklich	65,000	45,150	—	110,150
Stan Parker (6)	58,000	45,150	—	103,150
Carl J. Rickertsen	65,000	45,150	—	110,150
William H. Schumann III	65,000	45,150	—	110,150

(1)	Mr. Cordell is not shown in this table as he is an employee of the Company. His compensation is shown in the Summary Compensation Table on page 18. Mr. Gold joined the Board in January 2007, Mr. Thompson joined the Board in March 2007, and Mr. Birk joined the Board on June 19, 2007.
(2)	Mr. Becker resigned from the Board in November 2006.
(3)	Mr. Ducey joined the Board in September 2006.
(4)	Mr. Gold joined the Board in January 2007.
(5)	Mr. Harris resigned from the Board in March 2007.
(6)	Mr. Parker resigned from the Board on June 7, 2007.
(7)

All non-employee directors except Mr. Gold and Mr. Ducey received 2,150 restricted stock units under the 2004 LTIP during fiscal 2007 that vested immediately and were automatically converted to shares of common stock. Mr. Gold’s and Mr. Ducey’s restricted share grants were credited to their account under the Director DCP that vested immediately but only become payable upon their termination from the board. All of these awards were outstanding at February 25, 2007. For purposes of FAS 123(R), compensation expense on these restricted stock units is recognized based on the market value of our common stock on the date of the award.

(8)	At February 25, 2007, Mr. Parker and Mr. Miklich each had 58,267 option awards outstanding with an exercise price of $2.56 per share. These option awards were granted prior to fiscal 2007.

BENEFICIAL OWNERSHIP OF UAP COMMON STOCK

The following table sets forth information regarding the beneficial ownership of UAP’s common stock as of June 18, 2007, by (i) each person known to beneficially own more than 5% of the common stock of UAP, (ii) each of UAP’s named executive officers, (iii) each member of the Board of Directors of UAP, and (iv) all of the executive officers and members of the Board of Directors of UAP as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

	Number of Shares of Common Stock	Percentage of Class
Fidelity Management & Research (a)	5,700,751	11.1%
Capital Research & Management Co. (b)	4,710,300	9.2%
Iridian Asset Management LLC (c)	3,369,300	6.6%
Legg Mason Capital Management, Inc. (d)	3,153,975	6.1%
Wellington Management Co, LLP (e)	2,974,700	5.8%
Neuberger Berman LLC (f)	2,860,993	5.6%
L. Kenneth Cordell (g)	576,401	1.1%
David W. Bullock (h)	311,149	*
Bryan S. Wilson (i)	285,558	*
David J. Tretter (j)	142,446	*
Kent J. McDaniel (k)	56,148	*
Kevin M. Howard (l)	318	*
Carl J. Rickertsen (m)(n)	60,777	*
Thomas R. Miklich (m)(n)	30,777	*
William H. Schumann III (n)	4,650	*
Michael E. Ducey (n)	2,150	*
Steven Y. Gold (n)	2,150	*
Scott L. Thompson (o)	—	*
David R. Birk(p)	—	*
Directors and executive officers as a group, including those named above (15 persons) (q)	1,490,918	2.9%

*	Less than one percent.
(a)	Based upon filings made by Fidelity Management & Research with the Securities and Exchange Commission on or before June 18, 2007. The address of Fidelity Management & Research is 82 Devonshire Street, Boston, Massachusetts 02109.
(b)

Based upon filings made by Capital Research & Management Co. with the Securities and Exchange Commission on or before June 18, 2007. The address of Capital Research & Management Co. is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(c)	Based upon filings made by Iridian Asset Management LLC with the Securities and Exchange Commission on or before June 18, 2007. The address of Iridian Asset Management LLC is 276 Post Road West, Westport, Connecticut 06880.

(d)	Based upon filings made by Legg Mason Capital Management, Inc. with the Securities and Exchange Commission on or before June 18, 2007. The address of Legg Mason Capital Management is 100 Light Street, Baltimore, Maryland 21202.
(e)	Based upon filings made by Wellington Management Co, LLP with the Securities and Exchange Commission on or before June 18, 2007. The address of Wellington Management Co, LLP is 75 State Street, Boston, Massachusetts 02109.
(f)	Based upon filings made by Neuberger Berman LLC with the Securities and Exchange Commission on or before June 18, 2007. The address of Neuberger Berman LLC is 605 Third Avenue, New York, New York 10158.
(g)	Includes (i) 574,228 shares of common stock issuable upon exercise of vested options, and (ii) 2,173 shares of common stock issued upon vesting of Restricted Stock Units (“RSUs”). Does not include 114,650 shares of common stock issuable upon exercise of unvested options and 73,965 RSUs that remain subject to vesting.
(h)	Includes (i) 308,773 shares of common stock issuable upon exercise of vested options, and (ii) 2,376 shares of common stock issued upon vesting of RSUs. Does not include 62,537 shares of common stock issuable upon exercise of unvested options and 36,400 RSUs that remain subject to vesting.
(i)	Includes (i) 283,286 shares of common stock issuable upon exercise of vested options, and (ii) 2,272 shares of common stock issued upon vesting of RSUs. Does not include 62,537 shares of common stock issuable upon exercise of unvested options and 8,928 RSUs that remain subject to vesting.
(j)	Includes (i) 135,903 shares of common stock issuable upon exercise of vested options, and (ii) 6,543 shares of common stock issued upon vesting of RSUs. Does not include 28,663 shares of common stock issuable upon exercise of unvested options and 37,627 RSUs that remain subject to vesting .
(k)	Includes (i) 53,987 shares of common stock issuable upon exercise of vested options, and (ii) 2,161 shares of common stock issued upon vesting of RSUs. Does not include 15,634 shares of common stock issuable upon exercise of unvested options and 26,571 RSUs that remain subject to vesting .
(l)	Includes (i) 318 shares of common stock issuable upon exercise of vested options. Does not include 39,546 RSUs that remain subject to vesting .
(m)	Includes shares of common stock that are issuable upon exercise of options under UAP’s 2004 non-executive director option plan that are immediately exercisable.
(n)	Includes RSUs granted pursuant to the 2004 LTIP which vested immediately.
(o)	Mr. Thomson joined the board in March 2007.
(p)	Mr. Birk joined the board in June 2007.
(q)	Includes (i) 1,462,143 shares of common stock issuable upon exercise of vested options, and (ii) 28,775 shares of common stock issued upon vesting of RSUs. Does not include 286,106 shares of common stock issuable upon exercise of unvested options and 258,621 RSUs that remain subject to vesting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and holders of more than 10% of the Company’s common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. The Company believes that during fiscal 2006, its directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements except that, due to an administrative oversight, Messrs. Howard, Suko, and Tretter each filed a late Form 4 reporting their forfeiture of restricted stock units to pay withholding tax obligations. The reportable transactions took place April 8, 2006, and were reported on November 8, 2006. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4, and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers, and 10% stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our compensation committee is or was an officer or employee of our company. None of our executive officers serves as a member of the Board or compensation committee of any entity that has one or more executive officers serving on our compensation committee or as a member of our Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Incentive Agreement. In connection with the Common Stock Offering, UAP, its equity sponsor, and certain management security holders entered into a management incentive agreement. That agreement includes “piggyback” registration rights. In connection with the Common Stock Offering, each management security holder had the right to sell an aggregate number of shares of common stock with a value (based on the price per share paid to UAP’s equity sponsor for shares of common stock sold to the underwriters, after giving effect to underwriting discounts and commissions) equal to 15% of the sum of:

•

the excess of the value of the common stock underlying such holder’s vested Tranche B options and Tranche C options granted under the 2003 Plan (assuming that such holder’s Tranche B options and Tranche C options are fully vested and based on the price per share paid to UAP’s equity sponsor for shares of common stock sold to the underwriters, after giving effect to underwriting discounts and commissions) over the exercise price of such options; and

•

the value of the common stock in which such holder’s deferred compensation account under our deferred compensation plans is deemed to be invested (based on the price per share paid to UAP’s equity sponsor for shares of common stock sold to the underwriters, after giving effect to underwriting discounts and commissions).

The management incentive agreement prohibits the management security holders from offering to sell, contracting to sell, or otherwise selling, disposing of, loaning, using as collateral, or otherwise pledging, transferring, or granting any interest in or rights with respect to any shares of common stock acquired on the exercise of options granted under the 2003 option plan or the distribution of deferred shares under the 2003 DCP and 2004 DCP, except in connection with the exercise of “piggyback” registration rights and subject to the following additional exceptions:

•

Except as otherwise described below, on and after March 1, June 1, September 1 and December 1 of each year, commencing on December 1, 2006 (each such date, a “release date”), each management security holder shall have the right to sell an aggregate number of shares of common stock with a value (based on the price per share paid to UAP’s equity sponsor for shares of common stock sold to the underwriters, after giving effect to underwriting discounts and commissions) equal to 6.25% (calculated as of the date of the Common Stock Offering) of the sum of:

•

the excess of the value of the common stock underlying such holder’s options granted under the 2003 Plan and held by such holder on the date of consummation of the Common Stock Offering (whether or not such options are then vested and based on the price per share paid to UAP’s equity sponsor for shares of common stock sold to the underwriters, after giving effect to underwriting discounts and commissions) over the exercise price of such options; and

•

the value of the common stock in which such holder’s deferred compensation accounts under our deferred compensation plans is deemed to be invested on the date of the consummation of the Common Stock Offering (based on the price per share paid to UAP’s equity sponsor for shares of common stock sold to the underwriters, after giving effect to underwriting discounts and commissions and calculated before giving effect to the distribution of any deferred shares the holder is permitted to sell in connection with the Common Stock Offering).

•	Messrs. Cordell and Bullock are subject to a somewhat more stringent lock-up provision, which provides for an initial release date of June 1, 2007, but allows Messrs. Cordell and Bullock to sell shares of common stock with a value (as described above) equal to 12.5% (as opposed to 6.25%) of the foregoing value on each of the first two release dates.

•

At any time after a release date, in addition to the foregoing, each management security holder will be permitted to sell a number of shares of common stock equal to the number of shares that such management security holder was entitled to, but did not, sell as of such release date.

•	In the event of a management security holder’s death, the beneficiaries of such holder will be permitted to sell all of such holder’s shares of common stock at any time.

•

In the event a (i) management security holder’s employment is terminated for any reason other than “Full Cause” or by the holder with “Good Reason” (as each such term is defined in the management incentive agreement), or (ii) distribution of the common stock in which a holder’s deferred compensation account is deemed to be invested occurs as a result of a successful challenge by the Internal Revenue Service of our existing trust arrangement the holder will be permitted to sell shares of common stock in accordance with the schedule of release dates described above. However, the holder will also be permitted to sell such number of shares of common stock as is necessary for him to generate sufficient proceeds, net of any underwriter’s commissions and discounts, to satisfy any federal and state income tax liabilities incurred with respect to the distribution of deferred shares from our deferred compensation plans or the exercise of UAP stock options in connection with such termination of employment.

•

In the event a management security holder’s employment is terminated for Full Cause or by the holder without Good Reason, the holder will be prohibited from offering to sell, contracting to sell, or otherwise selling, disposing of, loaning, using as collateral, or otherwise pledging, transferring, or granting any interest in or rights with respect to any shares of common stock acquired on the exercise of options granted under the 2003 Plan or the distribution of deferred shares under the 2003 DCP and 2004 DCP (regardless of whether such exercise or such distribution occurs prior to or following such termination of employment) for a period of six years following the date of the termination of employment.

The management incentive agreement also provides that, within two years of the consummation of the Common Stock Offering, UAP must file or cause to be filed, and use commercially reasonable efforts to cause to become and remain effective for so long as any management security holder beneficially owns securities covered by the management incentive agreement, a registration statement on Form S-8, or other appropriate form with respect to the issuance of shares of common stock in connection with the exercises of options granted under our option plans and deferred compensation plans. On April 13, 2006, UAP filed a registration statement on Form S-8 in satisfaction of this obligation.

Pursuant to the management incentive agreement, each of the retention agreements entered into in connection with the Acquisition was terminated. Each management security holder that is party to the management incentive agreement has agreed not to:

•

disclose or use at any time, either during the term of his employment or thereafter, any confidential information about the business of UAP and its subsidiaries of which he is or becomes aware, except to the extent that such disclosure or use is directly related to and required by his performance in good faith of duties assigned to him by UAP and its affiliates or required pursuant to an order of a court of competent jurisdiction;

•

during the period commencing on the date of the management incentive agreement and ending on the first anniversary of the date of termination of employment, induce or attempt to induce any employee of UAP and its subsidiaries to leave the employ of UAP and its subsidiaries or in any way interfere with the relationship between UAP Holding Corp. and its subsidiaries, on the one hand, and any employee thereof, on the other hand;

•

during the period commencing on the date of the management incentive agreement and ending on the first anniversary of the date of termination of employment, hire any person who was an employee of UAP and its subsidiaries until six months after such individual’s employment relationship with UAP and its subsidiaries has been terminated;

•

during the period commencing on the date of the management incentive agreement and ending on the first anniversary of the date of termination of employment, induce or attempt to induce any customer, supplier, licensee, or other business relation of UAP and its subsidiaries to cease doing business with UAP and its subsidiaries, or in any way interfere with the relationship between any such customer, supplier, licensee, or business relation, on the one hand, and UAP and its subsidiaries, on the other hand; or

•

during the period commencing on the date of the management incentive agreement and ending on the first anniversary of the date of termination of employment, directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in or represent any business competing with the businesses or the products of UAP and its subsidiaries as such businesses and/or products exist or are in the process of being formed or acquired as of the date of the termination of employment, within the United States, Canada, and any other country in which any product, process, good, or service has been manufactured, provided, sold, or offered or promoted for sale by UAP and its subsidiaries on or prior to the date that he ceases to be employed by UAP and its subsidiaries.

March 2006 Secondary Offering. On March 6, 2006, we entered into an Underwriting Agreement with the selling stockholders listed therein and Goldman, Sachs & Co. relating to the sale of 9,322,844 shares of the Company’s common stock by the Selling Stockholders. The sale of the shares by the selling stockholders was registered pursuant to an effective registration statement on Form S-3, as amended (File No. 333-131080), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Company did not receive any proceeds from the offering. The selling stockholders were certain funds affiliated with Apollo Management V, L.P., and current and former employees of the Company. Pursuant to the registration rights agreement entered into with Apollo in November 2003 and the underwriting agreement, the Company agreed to pay expenses of the selling stockholders in the offering, which totaled approximately $545,000, excluding underwriting discounts and commissions that were paid by the selling stockholders, and including legal, accounting, and printing costs and various other fees associated with registering the shares.

November 2006 Secondary Offering. On November 7, 2006, we entered into an Underwriting Agreement with the selling stockholders listed therein and Goldman, Sachs & Co. relating to the sale of 9,322,857 shares of the Company’s common stock by the selling stockholders. The sale of the shares by the selling stockholders was registered pursuant to an effective registration statement on Form S-3, as amended (File No. 333-131080), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Company did not receive any proceeds from the offering. The selling stockholders were certain funds affiliated with Apollo and current and former employees of the Company. Pursuant to the registration rights agreement entered into with Apollo in November 2003 and the underwriting agreement, the Company agreed to pay expenses of the selling stockholders in the offering, which totaled approximately $150,000, excluding underwriting discounts and commissions that were paid by the selling stockholders, and including legal, accounting, and printing costs and various other fees associated with registering the shares.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Relationship with Our Independent Auditors

The audit committee has selected Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending February 24, 2008, subject to the ratification of such appointment by the stockholders. Deloitte & Touche LLP is knowledgeable regarding the Company and its financial statements. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for the years ended February 25, 2007, and February 26, 2006, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	(in thousands)
	February 25, 2007	February 26, 2006
Audit Fees (1)	$1,334	$1,045
Audit Related Fees (2)	111	56
Tax Fees (3)	66	325
All Other Fees	0	0

Total	$1,511	$1,426

(1)	Audit Fees consist of professional services rendered in connection with the audits of our financial statements and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during fiscal 2007 and 2006. It also includes fees in connection with the audit of the effectiveness of our internal control over financial reporting for the fiscal years ended February 25, 2007 and February 26, 2006.
(2)	Audit-Related Fees consist of services related to (a) review of registration statements filed in connection with the November 2006 and March 2006 secondary common stock offerings in fiscal 2007 (some of the fees for the March 2006 secondary offering were incurred in fiscal 2006), and (b) review of the registration statement filed in connection with the registered exchange offers of the senior notes in fiscal year 2006.
(3)	Tax Fees consist of tax compliance and consulting.

The audit committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte & Touche LLP.

Pre-Approval Policies and Procedures

The audit committee pre-approved all audit and permissible audit-related services provided by the independent auditors. The audit committee will consider annually for pre-approval a list of specific services and categories of services, including audit and audit-related services, for the upcoming or current fiscal year. All non-audit services are approved by the audit committee in advance on a case-by-case basis. Any service that is not included in the approved list of services or that does not fit within the definition of a pre-approved service is required to be presented separately to the audit committee for consideration at its next regular meeting or, if earlier consideration is required, by other means of communication.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3

APPROVAL OF THE UAP HOLDING CORP. 2007 LONG-TERM INCENTIVE PLAN

Stockholders are being asked to approve the UAP Holding Corp. 2007 Long-Term Incentive Plan (the “2007 Plan”). The Board approved the 2007 Plan, subject to stockholder approval, on June 26, 2007. The purpose of the 2007 Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants, and advisors to acquire and maintain an interest in the Company and/or receive cash compensation, which may be measured by reference to the value of Company Common Stock or be based on other criteria as set forth more fully below. A complete copy of the 2007 Plan is attached hereto as Exhibit A. You are urged to read the complete plan document. The following description of the 2007 Plan is not intended to be complete and is qualified in its entirety by reference to all of the provisions of the 2007 Plan.

Administration. Our compensation committee will administer our 2007 Plan. The committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under our 2007 Plan (subject to the limitations set forth in the 2007 Plan) and to adopt, alter, and repeal rules, guidelines, and practices relating to our 2007 Plan. Our compensation committee will have full discretion to administer and interpret the 2007 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility. Employees, directors, officers, advisors, or consultants of the Company or its affiliates are eligible to participate in the 2007 Plan. Our compensation committee has the sole and complete authority to determine who will be granted an award under the 2007 Plan, however it may delegate such authority to one or more officers of the Company under the circumstances set forth in our 2007 Plan.

Number of Shares Authorized. The 2007 Plan provides for an aggregate of 5,500,000 shares of Common Stock to be available for awards (which includes, subject to stockholder approval of the 2007 Plan, shares remaining, forfeited, cancelled, that expire unexercised, or that are settled in cash under the 2003 Stock Option Plan, the 2004 Long-Term Incentive Plan, and the 2004 Non-Executive Director Stock Option Plan (the “Prior Plans”)). Upon stockholder approval of the 2007 Plan, no further awards will be made under any of the Prior Plans. Subject to stockholder approval, grants under the Company’s Director Deferred Compensation Plan will count against the share reserve set forth above. No participant may be granted awards of options and stock appreciation rights with respect to more than 1,000,000 shares of our Common Stock in any one year. No more than 1,500,000 shares of our Common Stock may be earned under our 2007 Plan by any participant with respect to performance compensation awards granted for a single calendar year during any performance period or to the extent such performance compensation awards are paid in other than in shares of our Common Stock, an amount no greater than the fair market value of 1,000,000 shares of such Common Stock. The maximum amount payable pursuant to a cash bonus for an individual employee or officer under our 2007 Plan for any single year during a performance period is $5,000,000. If any award is forfeited or if any option terminates, expires, or lapses without being exercised, shares of our Common Stock subject to such award will again be made available for future grant. Shares that are used to pay the exercise price of an option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the 2007 Plan. If there is any change in our corporate capitalization, the compensation committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our 2007 Plan, the number of shares covered by awards then outstanding under our 2007 Plan, the limitations on awards under our 2007 Plan, the exercise price of outstanding options, and such other equitable substitution or adjustments as it may determine appropriate. The Committee may also grant substitute awards under the 2007 Plan in substitution for outstanding awards previously granted by an entity acquired by the Company or with which the Company combines, which substitute awards shall not be counted against the share reserve set forth above.

Our 2007 Plan applies fungible share accounting. This means that one share of Common Stock subject to an option or stock appreciation right under the 2007 Plan will be counted as one share with respect to the share reserve, whereas awards of restricted stock, restricted stock units, stock bonus awards, and performance compensation awards (other than cash bonus awards) will be counted as 1.4 shares with respect to the share reserve. To the extent that a share of Common Stock that was subject to an option or a stock appreciation right (“SAR”) (or an option or an SAR under the Prior Plans) is returned to the 2007 Plan, the share reserve will be credited with one share. To the extent that a share of Common Stock that was subject to an award other than an option or an SAR (or an option or an SAR under the Prior Plans) is returned to the 2007 Plan, the share reserve will be credited with 1.4 shares.

The 2007 Plan will have a term of ten years and no further awards may be granted under the 2007 Plan after that date.

Awards Available for Grant. The compensation committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, dividend equivalent rights, performance compensation awards (including cash bonus awards), or any combination of the foregoing.

Options. The compensation committee will be authorized to grant options to purchase shares of Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under our 2007 Plan will be subject to the terms and conditions established by the compensation committee. Under the terms of our 2007 Plan, unless the compensation committee determines otherwise in the case of an option substituted for another option in connection with a corporate transaction, the exercise price of the options will not be less than the fair market value of our Common Stock at the time of grant (fair market value generally being the closing bid price quoted on the NASDAQ National Market Reporting System for the date of grant). Options granted under the 2007 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by our compensation committee and specified in the applicable award agreement. The maximum term of an option granted under the 2007 Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, or the compensation committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as our compensation committee may determine to be appropriate. The Company may not “reprice” options awarded under the 2007 Plan (i.e., reduce the option’s stated exercise price or cancel the option in exchange for a new option or another award under the 2007 Plan.

Stock Appreciation Rights. Our compensation committee will be authorized to award stock appreciation rights (or SARs) under the 2007 Plan. SARs will be subject to the terms and conditions established by the compensation committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. Under the terms of our 2007 Plan, unless the Compensation Committee determines otherwise in the case of a SAR substituted for another SAR in connection with a corporate transaction, the exercise price of the SARs will not be less than the fair market value of our common stock at the time of grant (fair market value generally being the closing bid price quoted on the NASDAQ National Market Reporting System for the date of grant.) An option granted under the 2007 Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option will be subject to terms similar to the option corresponding to such SARs. The terms of the SARs will be subject to terms established by the compensation committee and reflected in the award agreement. The Company may not “reprice” SARs awarded under the 2007 Plan. (i.e., reduce the SAR’s stated strike price or cancel the SAR in exchange for a new SAR or another award under the 2007 Plan.

Restricted Stock. Our compensation committee will be authorized to award restricted stock under the 2007 Plan. Restrictions on restricted stock granted to employees will not lapse more quickly than ratably over the three years following the date of grant of such restricted stock. Restricted stock that is performance-based compensation must be earned over a performance period that is no less than one year. The compensation committee will set the period for the lapsing of restrictions for restricted stock granted to non-employee directors and independent contractors. The compensation committee will determine the other terms of such restricted stock awards. Restricted stock is Common Stock that generally is non-transferable and is subject to other restrictions determined by the compensation committee for a specified period. Unless the compensation committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited. The compensation committee may accelerate the lapsing of restrictions on restricted stock held by employees upon death, disability, retirement of the holder of such restricted stock after age 62, or a change of control of the Company.

Restricted Stock Unit Awards. Our compensation committee will be authorized to award restricted stock unit awards. Restricted stock units granted to employees will vest no more quickly than ratably over the three years following the date of grant of such restricted stock units. Restricted stock units that are performance-based compensation must be earned over a performance period that is no less than one year. The compensation committee will set the vesting period for restricted stock units granted to non-employee directors and independent contractors. The compensation committee will determine the other terms of such restricted stock units. Unless the compensation committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the compensation committee, the participant will receive a number of shares of Common Stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the compensation committee. The compensation committee may accelerate the vesting of restricted stock units held by employees upon death, disability, retirement of the holder of such restricted stock units after age 62, or a change of control of the Company.

Stock Bonus Awards. Our compensation committee will be authorized to grant awards of unrestricted shares of our Common Stock or other awards denominated in Common Stock, either alone or in tandem with other awards, under such terms and conditions as the compensation committee may determine. Any employee receiving Stock Bonus Awards must pay an amount equal to the aggregate fair market value of the shares of Common Stock subject to such Award.

Dividend Equivalent Rights. The compensation committee will be authorized to award dividend rights and dividend equivalent rights, either alone or in tandem with other awards, which will be payable in cash, shares of Common Stock, or other property on a current or deferred basis. A dividend equivalent right affords the participant the right to receive a credit to the participant’s account in an amount equal to the cash dividends paid on one share of Common Stock.

Performance Compensation Awards. The compensation committee may grant any award under the 2007 Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals. The performance period for earning restricted stock and/or restricted stock units must be no less than one year. The committee may establish these performance goals with reference to one or more of the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross profit or gross profit growth;

•	operating profit (before or after taxes);

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales);

•	cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital);

•	earnings before or after taxes, interest, depreciation, and amortization;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total stockholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added;

•	inventory control;

•	enterprise value;

•	sales;

•	debt levels and net debt;

•	client retention;

•	employee retention;

•	timely completion of new product rollouts;

•	timely launch of new facilities;

•	earnings per share;

•	objective measures of personal targets, goals or completion of projects; or

•	any combination of the foregoing.

The compensation committee may not accelerate the vesting of any Award that is performance-based compensation, which is settled in Common Stock of the Company, any earlier than the one year anniversary of the date of grant of such award, except upon death, disability, retirement of the holder of such restricted stock after age 62, or a change of control of the Company prior to such anniversary.

Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The compensation committee, however, may permit awards to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members.

Amendment. Our 2007 Plan will have a term of ten years. Our Board may amend, suspend, or terminate our 2007 Plan at any time; however, stockholder approval to amend our 2007 Plan may be necessary if the 2007 Plan document or law so requires. No amendment, suspension, or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under our plans and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations there under. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options. The Code requires that, for treatment of an option as a qualified option, shares of our Common Stock acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”)). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Appreciation Rights (“SARs”). No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards. A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the shares of Common Stock subject to the award is transferred to the participant over the amount the participant paid for such shares, if any. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The 2007 Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the 2007 Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the 2007 Plan will be made at the discretion of the compensation committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the 2007 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the 2007 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE UAP HOLDING CORP. 2007 LONG-TERM INCENTIVE PLAN.

UAP HOLDING CORP.

7251 W. 4th Street

Greeley, CO 80634

ANNUAL MEETING OF STOCKHOLDERS—July 26, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of UAP Holding Corp. (the “Company”) hereby appoints L. Kenneth Cordell and David W. Bullock and each of them, as true and lawful proxies with full power of substitution for the undersigned and in the undersigned’s name, place and stead, to represent and vote, as designated below, all of the stock of the Company held of record by the undersigned on June 22, 2007, at the Annual Meeting of Stockholders to be held via the Internet at www.uap.com , at 2:00 p.m. on July 26, 2007, or any adjournment or postponement thereof, upon all matters that may properly come before the meeting, including all matters described in the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement dated June 26, 2007, subject to any directions noted on the reverse side of this card. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxyholders will vote for election of a substitute nominee proposed by management.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2 and 3. Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The tabulator cannot vote your shares unless you sign and return this card.

(IMPORTANT: Please sign and date on reverse)

UAP HOLDING CORP.

2007 LONG-TERM INCENTIVE PLAN

1. Purpose. The purpose of the UAP Holding Corp. 2007 Long-Term Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan:

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, Dividend Equivalent Rights, and Performance Compensation Award granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e) “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), (A) the Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant’s conduct that brings or is reasonably likely to bring the Company or any of its Affiliates into public disgrace or disrepute and that affects the Company’s or any Affiliate’s business in any material way, (C) the Participant’s failure to perform duties as reasonably directed by the Company or the Participant’s material violation of any rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant). Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f) “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then- outstanding shares of Common Stock of the Company (the “Outstanding

Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(f), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iii)(A), 2(f)(iii)(B) and 2(f)(iii)(C), or (V) any acquisition involving beneficial ownership of less than 50% of the Outstanding Company Common Stock or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company, provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any Business Combination shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(ii) During any period of five (5) consecutive years, individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) Consummation of a reorganization (excluding a reorganization under either Chapter 7 or Chapter 11 of Title 11 of the United States Code), merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h) “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(i) “Common Stock” means the common stock, par value $0.001 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(j) “Company” means UAP Holding Corp., a Delaware corporation, and any successor thereto.

(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee, to receive a credit in an amount equal to the cash dividends paid on one share of Common Stock, whether or not represented by an Award denominated in Common Stock that is held by such Participant.

(m) “Effective Date” means June 26, 2007.

(n) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NASDAQ National Market or any other inter-dealer quotation system or securities exchange on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(o) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).

(p) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(q) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(r) “Fair Market Value” means, on a given date, (i) if the Common Stock is quoted in the NASDAQ National Market Reporting System or another inter-dealer quotation system on a last sale basis, the closing bid price or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (ii) if the Common Stock is not quoted in any inter-dealer quotation system on a last sale basis, but is listed on the New York Stock Exchange or another national securities exchange, the closing sales price of the Common Stock reported on such national securities exchange, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (iii) if the Common Stock is not quoted in an inter-dealer quotation system or a national securities exchange on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(s) “Immediate Family Members” shall have the meaning set forth in Section 15(b).

(t) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(u) “Incumbent Board” has the meaning given such term in the definition of “Change in Control.”

(v) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(w) “Mature Shares” means shares of Common Stock owned by a Participant that are not subject to any pledge or other security interest and that have either been previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.

(x) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z) “Option” means an Award granted under Section 7 of the Plan.

(aa) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(bb) “Outstanding Company Common Stock” has the meaning given such term in the definition of “Change in Control.”

(cc) “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(dd) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(ee) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 12 of the Plan.

(ff) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(gg) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(hh) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ii) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(jj) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(kk) “Person” has the meaning given such term in the definition of “Change in Control.”

(ll) “Plan” means this UAP Holding Corp. 2007 Long-Term Incentive Plan.

(mm) “Prior Plans” means the Company’s 2004 Long-Term Incentive Plan, 2003 Stock Option Plan, and 2004 Non-Executive Director Stock Option Plan.

(nn) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(oo) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(qq) “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(rr) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ss) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(tt) “Stock Bonus Award” means an Award granted under Section 10 of the Plan.

(uu) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(vv) “Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(ww) “Substitute Award” has the meaning given such term in Section 5(e).

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration. (a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) subject to the restrictions set forth in Sections 9(c) and 12(c), accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Code Section 162(m).

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 13 of the Plan, the Committee is authorized to deliver under the Plan an amount of shares equal to the sum of (A) and (B), where (A) is the number of shares of Common Stock available for grant under the Prior Plans as of the date the Company’s stockholders approve the Plan, and (B) is the difference between 5,500,000 and the amount of shares under clause (A) above; (ii) subject to Section 13 of the Plan, grants of Options or SARs under the Plan in respect of no more than 1,000,000 shares of Common Stock may be made to any single Participant during any calendar year; (iii) subject to Section 13 of the Plan, no more than 1,500,000 shares of Common Stock may be earned in respect of Performance Compensation Awards granted pursuant to Section 12 of the Plan to any single Participant for a single calendar year during a Performance Period, or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 1,000,000 shares of Common Stock on the last day of the Performance Period to which such Award relates; and (iv) the maximum amount that can be paid to any single Participant in any one calendar year pursuant to a cash bonus Award described in Section 12(a) of the Plan shall be $5,000,000. Upon the stockholder approval of the Plan, no Awards may be made under the Prior Plans, and any shares that are forfeited or cancelled, expire unexercised, or are settled in cash under the Prior Plans shall be available, subject to the limitations set forth in this Section 5(b), for grant as Awards hereunder. The Plan employs “fungible share counting,” whereby, one share of Common Stock subject to an Option or SAR granted hereunder will be counted against the share reserve set forth in clause (i) of this Section 5(b) as one share, and one share of Common Stock subject to a Restricted Stock Award or other stock-based Award (including Restricted Stock Units, and Stock Bonus Awards and Performance Compensation Awards settled in Common Stock for which the Participant is not required to pay the Fair Market Value) will be counted against the share reserve and in Section 5(b) as 1.4 shares. To the extent that a share of Common Stock that was subject to an Option or an SAR or an option or a stock appreciation right under the Prior Plans is returned to the Plan as provided in Section 5(c), the share reserve set forth in Section 5(b)(i) will be credited with one share; whereas, to the extent that a share of Common Stock that was subject to other than an Option or an SAR or an option or a stock appreciation right under the Prior Plans is returned to the Plan as provided in Section 5(c), the share reserve set forth in Section 5(b)(i) will be credited with 1.4 shares.

(c) Use of shares of Common Stock to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan. Shares underlying Awards under this Plan or under Prior Plans that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options. (a) Generally. Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) an Option shall vest and become exercisable with respect to 25% of the shares of Common Stock subject to such Option on each of the first four anniversaries of the Date of Grant; (ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (iii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are Mature Shares; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights. (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) a SAR shall vest and become exercisable with respect to 25% of the shares of Common Stock subject to such SAR on each of the first four anniversaries of the Date of Grant; (ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (iii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(c) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(d) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

9. Restricted Stock and Restricted Stock Units. (a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and Section 11 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Except as provided below: (i) the Restricted Period shall lapse no more quickly than ratably over the three years following the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award; provided, however, that Awards of Restricted Stock and Restricted Stock Units provided to an Eligible Director, an Eligible Person identified in Section 2(p)(iii) or as Substitute Awards shall not be subject to clause (i) hereof. The Committee may not use its discretion to accelerate the lapse of restrictions for Restricted Stock and Restricted Stock Units, except upon the death, disability (as defined in Code Section 22(e)), Change in Control, or retirement after age 62 of the Participant provided, that acceleration shall not affect any other terms and conditions of such Awards.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

(e) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE UAP HOLDING CORP. 2007 LONG-TERM INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN UAP HOLDING CORP. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF UAP HOLDING CORP.

10. Stock Bonus Awards. The Committee may issue unrestricted Common Stock, or other Awards denominated in Common Stock, under the Plan to Eligible Persons in such amounts as the Committee shall from time to time in its sole discretion determine; provided, that if the Eligible Person is not an Eligible Director or an Eligible Person identified in Section 2(p)(iii) or such Award is a Substitute Award, then such Eligible Person must pay an amount equal to the aggregate Fair Market Value of the shares of Common Stock subject to such Award. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11. Dividends and Dividend Equivalents. Except as otherwise may be provided in the Plan or by the Committee in an Award agreement, no Participant shall be entitled to dividends paid on shares of Common Stock subject to an Award (except for a Stock Bonus Award that is not subject to any vesting conditions and is settled in shares of Common stock at the Date of Grant. Notwithstanding the above, the Committee may provide a Participant with dividend rights or Dividend Equivalent Rights, payable in cash, shares of Common Stock, or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards. The Committee can award a dividend right or Dividend Equivalent Right, either alone or in tandem with other Awards (including Options and SARs). The Committee may impose such restrictions and conditions on any dividend right or Dividend Equivalent Right as it, in its sole discretion, may determine, including, without limitation, setting a date or dates for payments due thereunder and the date that any such dividend right or Dividend Equivalent Right will terminate.

12. Performance Compensation Awards. (a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 11 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing) and shall include the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) debt levels and net debt; (xxii) timely launch of new facilities; (xxiii) client retention; (xxiv) employee retention; (xxv) timely completion of new product rollouts; and (xxvi) objective measures of personal targets, goals or completion of projects. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph, except in no event shall Performance Compensation Awards that may be settled in Common Stock (including, without limitation, any Restricted Stock or Restricted Stock Units that are subject to performance-based vesting) be accelerated by the Committee unless at least one year has elapsed since grant (except in the event of death, disability, Change in Control or retirement after age 62). To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 12, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

13. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 13 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

14. Amendments and Termination. (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 12(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 13 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

15. General. (a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b) Nontransferability. (i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c) Tax Withholding. (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Termination of Employment. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i) Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common

Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(p) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Code Section 162(m) Re-approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the stockholders of the Company no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code.

(s) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(t) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under the Plan.

(v) Directors Deferred Compensation Plan. The Company’s Directors Deferred Compensation Plan shall be a subsidiary plan of the Plan, and any shares awarded thereunder shall be subject to the limitations set forth in Section 5(b) above.

*    *    *

As adopted by the Board of Directors of

UAP Holding Corp. on June 26, 2007.

UAP HOLDING CORP.

PLEASE MARK THE APPROPRIATE BOX USING DARK INK ONLY.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

1.	Election of Directors:

Steven Gold:	For ☐	Withheld ☐
Scott Thompson:	For ☐	Withheld ☐

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

2.	Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Company: For ☐ Against ☐ Abstain ☐

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE UAP HOLDING CORP. 2007 LONG-TERM INCENTIVE PLAN.

3.	Ratification of the UAP Holding Corp. 2007 Long-Term Incentive Plan: For ☐ Against ☐ Abstain ☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

Date:

Signature(s)

Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign the full corporate name by duly authorized officer and affix corporate seal. A partnership should sign the full partnership name by a duly authorized person. When signing as an attorney, executor, administrator, or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY

USING THE ENCLOSED ENVELOPE.